UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant x		Filed by a Party other than the Registrant	¨
Check the appropriate box:

x	Preliminary Proxy Statement
¨	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
¨	Definitive Proxy Statement
¨	Definitive Additional Materials
¨	Soliciting Material under Rule 14a-12

NICHOLAS FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x No fee required.

¨ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: $0

¨ Fee paid previously with preliminary materials:

¨ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

NICHOLAS FUND, INC.
700 North Water Street
Milwaukee, Wisconsin 53202
(800) 544-6547

January [__], 2017

Dear Shareholder:

     The Board of Directors (the “Board”) of Nicholas Fund, Inc. (the “Fund”) has called a special meeting of its shareholders to be held on [INSERT DATE] at [INSERT TIME] a.m., Central Time (the “Special Meeting”), at the offices of the Nicholas Company, Inc. (the “Adviser”), 700 North Water Street, Milwaukee, Wisconsin 53202. The Board has named four (4) nominees to be elected as directors of the Board. At the Special Meeting, shareholders of the Fund will be asked to elect the four (4) nominees to the Board (the “Proposal”) and to conduct such business properly raised before the meeting and any adjournment or postponement of the meeting.

     After careful consideration, the Board unanimously recommends that the Fund’s shareholders vote “FOR” the Proposal.

Enclosed are the following materials:

  A Notice of Special Meeting of Shareholders, which summarizes the Proposal on which you are being asked to vote; and

  A proxy statement, which provides detailed information on the Proposal and why the Proposal is being made.

     We encourage you to review the enclosed materials carefully. As a shareholder of the Fund, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

  By calling the toll-free telephone number listed on the enclosed proxy card;

  By internet at the website address listed on the enclosed proxy card;

  By returning the enclosed proxy card in the postage-paid envelope; or

  In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

/s/ Lawrence J. Pavelec
Lawrence J. Pavelec
Senior Vice President and Secretary

Please vote now. Your vote is important.

     To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it, and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting. IF YOU SUBMIT A PROPERLY EXECUTED PROXY BUT DO NOT INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF THE FOUR (4) DIRECTORS.

QUESTIONS & ANSWERS

     We recommend that you read the enclosed proxy statement (the “Proxy Statement”) in its entirety. For your convenience, we have provided a brief overview of the voting process and proposal to be voted on.

Q:	What is happening?
A:

The Board of Directors (the “Board”) of Nicholas Fund, Inc. (the “Fund”) has named four (4) nominees to be elected to the Board. The Board has called a special meeting of shareholders of the Fund, to be held on [INSERT DATE] at [INSERT TIME] a.m., Central Time (the “Special Meeting”). At the Special Meeting, shareholders of the Fund will be asked to elect the nominees to the Board (the “Proposal”). Shareholder approval of the Proposal is required under the Fund’s Articles of Incorporation, as amended. The Board recommends that you vote “FOR” the Proposal after you carefully study the enclosed materials.

Q:	Who is eligible to vote?
A:	Shareholders of the Fund as of the close of business on [INSERT DATE] are eligible to vote at the Special Meeting.
Q:	Who will pay for the proxy solicitation expenses?
A:

The costs of the preparation, mailing and solicitation of this proxy and the expenses of holding the Special Meeting will be paid solely by the Fund. The Fund has retained AST Fund Solutions, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that AST Fund Solutions will be paid approximately $[____] for such services.

Q:	How does the Board recommend I vote?
A:	After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposal.
Q:	Whom do I contact for further information?
A:	You may call AST Fund Solutions, our proxy solicitation firm, at the telephone number listed on the enclosed proxy card.
Q:	How can I vote?
A:

You may cast your vote by mail, telephone or internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions. Your vote by mail, telephone or internet will be an authorization of a proxy to cast your votes at the Special Meeting.

     Important additional information about the Proposal is set forth in the accompanying Proxy Statement. Please read it carefully.

NICHOLAS FUND, INC.
700 North Water Street
Milwaukee, Wisconsin 53202
(800) 544-6547

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [INSERT DATE], 2017

To the Shareholders of Nicholas Fund, Inc.:

     This is to notify you that a special meeting (the “Special Meeting”) of shareholders of Nicholas Fund, Inc. (the “Fund”), a Maryland corporation, will be held on [INSERT DATE], at [INSERT TIME] a.m., Central Time, at the offices of the Nicholas Company, Inc., located at 700 North Water Street, Milwaukee, Wisconsin 53202, for the following purposes: 1. To elect four (4) directors to the board of directors (the “Board”) of the Fund; and 2. To consider and transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board has fixed the close of business on [INSERT DATE] as the record date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

     Your vote is important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see page[s] [ ] of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

/s/ Jay H. Robertson

January [  ], 2017

PROXY STATEMENT

NICHOLAS FUND, INC.
700 North Water Street
Milwaukee, Wisconsin 53202
(800) 544-6547

     This proxy statement (the “Proxy Statement”) is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Nicholas Fund, Inc., an open-end investment company registered under the Investment Company of 1940, as amended (the “1940 Act”), organized as a Maryland corporation (the “Fund”), for use at a special meeting of shareholders of the Fund (the “Special Meeting”). The Special Meeting will be held on [INSERT DATE] at [INSERT TIME] a.m., Central Time, at the offices of the Fund, 700 North Water Street, Milwaukee, Wisconsin 53202. Shareholders of record of the Fund as of the close of business on [INSERT DATE] (the “Record Date”) are entitled to vote at the Special Meeting. The Notice of Special Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about [INSERT DATE], 2017.

     The Fund provides periodic reports to its shareholders which highlight relevant information, including investment results and a review of portfolio changes. Copies of the Fund’s annual and semiannual reports have previously been mailed to shareholders. You may receive an additional copy of the Fund’s most recent annual and semiannual report, without charge, by calling 800-544-6547 (toll-free) or by writing to the Fund at 700 North Water Street, Milwaukee, Wisconsin 53202.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON [_____________]. The Notice of Special Meeting of Shareholders and this Proxy Statement are available on the internet at www.[ ].com.

PROPOSAL: Election of Directors

     The only item of business that the Board expects will come before the Special Meeting is the proposal to elect four (4) directors to the Board of the Fund (the “Proposal”).

The four (4) nominees to be elected to the Board are:

John A. Hauser
Timothy P. Reiland
Jay H. Robertson
David O. Nicholas

     John A. Hauser, Timothy P. Reiland and Jay H. Robertson are non-interested director nominees, while David O. Nicholas is an interested director nominee, as defined by the 1940 Act. The one director who currently serves on the board is Jay H. Robertson, and he is a non-interested director. If you elect the four (4) directors nominated here, then 75% of the individuals serving on the Board will qualify as non-interested directors.

     If elected, each director will serve until the next meeting of shareholders called for the purpose of electing directors, if any, or until a successor is elected and qualified, or until their earlier death, resignation or removal. Unless you do not authorize it, your proxy will be voted in favor of the four (4) nominees. The affirmative vote of the holders of a plurality of the Fund’s shares represented at the meeting is required for the election of a director to the Board. Because the election of the four (4) nominees is not contested, it would be expected that each nominee will become a director as long as at least one (1) vote is cast for each nominee. Each nominee has agreed to be named in this proxy statement and to serve if elected. The current directors of the Fund have no reason to believe that any of the nominees will become unavailable for election as directors. However, if that should occur before the Special Meeting, your proxy will be voted for the individuals recommended by the directors.

     Pertinent information regarding each nominee’s principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address for each of the nominees is 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

     Any shareholder who owned shares of the Fund on the Record Date is entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Each share is entitled to cast one vote, and fractional shares are entitled to cast a proportionate fractional vote, with no shares having cumulative voting rights.

Recommendation of the Board

     The Board unanimously recommends that the Fund’s shareholders vote “FOR” the proposal to elect the directors to the Board.

INFORMATION REGARDING DIRECTOR NOMINEES

Non-Interested Nominees
Number of
Portfolios
		Term of		in
	Position(s)	Office(1) and		Fund	Other
	Held	Length of	Principal Occupations	Complex	Directorships
Name and Age	with Fund	Time Served	During Past 5 Years	Overseen	Held

John A. Hauser	Director	N/A	Private Investor, January 2017	4	None
(Age: [57])			to present. Senior Vice
President – Trust and
Community Relations, Nicolet
Bank, October 2016 to
December 2016. Senior Vice
President – Director of Wealth
Services, Nicolet Bank, April
2016 to September 2016. Prior
to its acquisition by Nicolet
Bank in April 2016, Mr.
Hauser served in various senior
management roles for Baylake
Bank from 1984 to 2008 and
from 2009 to April 2016.

Timothy P. Reiland	Director	N/A	Private Investor, Chairman and	4	None
(Age: [60])			Chief Financial Officer,
Musicnotes, Inc., October 2001
to present. Investment Analyst
from 1987 to October 2001,
Tucker Anthony Incorporated,
a brokerage firm for its division
Tucker Anthony Cleary Gull.
Prior to its acquisition by
Tucker Anthony in November
1998, Cleary Gull was known
as Cleary Gull Reiland and
McDevitt Inc. He is a
Chartered Financial Analyst.

Jay H. Robertson	Director	14 years	Private Investor, April 2000 to	5	None
(Age: [64])			present. Chairman of the
			Board of Robertson-Ryan and
			Associates, Inc., an insurance
			brokerage firm from 1993 to
			March 2000.

(1) Until duly elected or re-elected at the next meeting of shareholders called for the purpose of electing directors, if any, or until their successors are elected and qualified.

Interested Nominee
		Term of		Number of
		Office(1)		Portfolios
		and		in
	Position(s)	Length of		Fund	Other
	Held	Time	Principal Occupations	Complex	Directorships
Name and Age	with Fund	Served	During Past 5 Years	Overseen	Held

David O. Nicholas	Director	N/A	President, Chief Executive	4	None
(Age: [55])			Officer (since August 2016),
Chief Investment Officer and
Director, Nicholas Company,
Inc., the Adviser to the Fund and
employed by the Adviser since
1986. He has been Portfolio
Manager for, and primarily
responsible for the day-to-day
management of the portfolios of
the Nicholas II, Inc. and Nicholas
Limited Edition, Inc. since March
1993 and Portfolio Manager of
Nicholas Equity Income Fund,
Inc. and Lead Portfolio Manager
of Nicholas Fund, Inc. since
August 2016. He served as
Associate Portfolio Manager of
Nicholas Fund, Inc. from April
2011 to August 2016. He is a
Chartered Financial Analyst.

(1) Until duly elected or re-elected at the next meeting of shareholders called for the purpose of electing directors, if any, or until their successors are elected and qualified.

Experience, Qualifications and Skills of Board Members and Board Nominees

     The following table discusses some of the experiences, qualifications and skills of the Board Members, including Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Board:

Board Member/Nominee John A. Hauser	Experience, Qualifications and Skills Mr. John Hauser has extensive business experience, including experience related to banking, investment management and financial matters.
Timothy P. Reiland	Mr. Timothy Reiland has extensive business experience, including experience related to investment management and financial matters.
Jay H. Robertson	Mr. Jay Robertson has extensive business experience, including board service and experience related to financial matters, insurance and risk management.

David O. Nicholas	Mr. David Nicholas has more than fifteen years of experience in advising the Fund, as well as over twenty-five years of investment management experience in other funds and private accounts.

Compensation

     The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended March 31, 2016. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its Investment Advisory Agreement with the Fund.

		Pension or		Total
		Retirement		Compensation
	Aggregate	Benefits Accrued as	Estimated Annual	From Fund and
	Compensation	Part of Fund	Benefits Upon	Fund Complex
Name	from the Fund	Expenses	Retirement	Paid to Directors(1)

Jay H. Robertson (2)	$9,900	$0	$0	$33,000

(1)

During the fiscal year ended March 31, 2016, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas High Income Fund, Inc.) compensated those directors who are not “interested persons” of the Adviser in the form of meeting attendance fees. During the fiscal year ended March 31, 2016, the Fund compensated the disinterested directors at a rate of $2,475 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended March 31, 2016. All other directors and officers of the Fund were compensated by the Adviser in accordance with its Investment Advisory Agreement.

(2)	Mr. Robertson also is a member of the Board of Directors of Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas High Income Fund, Inc.

Equity Securities Owned by Board Members and Board Nominees

     The table below sets forth the aggregate dollar range of shares owned beneficially by each board member and/or board nominee as of December 31, 2016. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that the Adviser advises and are overseen by such director as of December 31, 2016.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
Name of Board Member or	Dollar Range of Equity Securities	by Director or Nominee in Family
Nominee	in the Fund	of Investment Companies

Jay H. Robertson	Over $100,000	Over $100,000

David O. Nicholas	Over $100,000	Over $100,000

Timothy P. Reiland	None	Over $100,000

John A. Hauser	Over $100,000	Over $100,000

Board Meetings. During the calendar year 2016, the Board met 4 times. The incumbent director attended all 4 of the meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board Members, including a majority of the Independent Board Members, of the Fund have selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the 2017 fiscal year.

     No representatives of Deloitte are expected to be present at the Special Meeting, but will be available if needed to respond to appropriate questions.

     The Board has no standing committees, because the independent directors perform the functions such as those of an auditing or nominating committee. The Board meets periodically with the Fund’s outside auditors to discuss financial reporting and audit issues, including risk relating to financial controls.

     The following table sets forth the fees billed by Deloitte for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in the following table is presented under the following captions:

     Audit Fees: fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

     Audit-Related Fees: fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators

     Tax Fees: fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

     All Other Fees: fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
$24,100	None	$4,875	None

     The independent directors of the Fund comply with applicable laws and regulations with regard to the pre-approval of services. The engagement of Deloitte and the Fund’s independent registered public accounting firm and the provision of audit, audit-related, tax and non-audit compliance services to the Fund on an annual basis require specific pre-approval by the independent directors of the Fund.

     For the Fund’s two most recently completed fiscal years, there were no services rendered by Deloitte to the Fund for which the general pre-approval requirement was waived.

     There were no fees for non-audit services provided to the Fund, Nicholas Company, Inc. (the “Adviser”) and any affiliated service providers for which pre-approval by the Fund’s independent directors was required for the most recent fiscal year and for the prior fiscal year.

     The Fund’s independent directors have considered the provision of non-audit services that were rendered by Deloitte to the Fund, its Adviser and any affiliate service providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by Deloitte to the Fund, its Adviser and each of its affiliated service providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

ADDITIONAL INFORMATION

Fund Annual Report

     The Fund has previously sent its Annual Report to its shareholders for the period ended March 31, 2016. You can obtain a copy of this Report, or the most recent Semiannual Report, without charge by writing to the Fund at 700 North Water Street, Milwaukee Wisconsin 53202 or by calling 800-544-6547 (toll-free).

Outstanding Shares and Significant Shareholders

     Only shareholders of record at the close of business on [________], 2017 are entitled to vote at the Special Meeting. The number of shares of the Fund outstanding as of the close of business on [_______], 2017 was [ ].

     As of [_______], 2017, the Fund believes that the Directors and officers of the Adviser, individually and as a group, owned beneficially approximately [_______] percent of the shares of the Fund.

     As of [_______], 2017, the following persons owned beneficially 5% or more of the outstanding shares of the Fund:

	Amount of Shares	% of Outstanding
Name and Address	Beneficially Held	Shares

Charles Schwab & Co., Inc. Custody Account for
the Exclusive Benefit of its Customers
211 Main Street,	[]	[]
San Francisco, CA 94015

National Financial Services Corp. for the
Exclusive Benefit of its Customers
499 Washington Boulevard,	[]	[]
Jersey City, NJ 07310

     No other persons are known to the Fund to own beneficially or of record 5% or more of the shares of the Fund as of [________], 2017.

VOTING INFORMATION AND REQUIREMENTS

Information About Proxies and the Conduct of the Special Meeting

     Solicitation of Proxies. Solicitations of proxies are being made on behalf of the Fund and the Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Proxy Statement with its enclosures on or about [ ], 2017. Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Fund has retained AST Fund Solutions, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Fund shareholders may receive a telephone call from AST Fund Solutions asking them to vote.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. Representatives of the Adviser and its affiliates and other representatives of the Fund may also solicit proxies.

     Questions about the Proposal should be directed to the Adviser by telephone at 800-544-6547 or by mail at 700 North Water Street, Milwaukee, Wisconsin 53202.

     Costs of Solicitation. The costs of the preparation, mailing and solicitation of this proxy and the expenses of holding the Special Meeting will be paid solely by the Fund. It is anticipated that AST Fund Solutions, our proxy solicitation firm, will be paid approximately $[____] for such services.

     Required Vote. Approval of the Proposal (i.e., election of the directors) will require the affirmative vote of the holders of a plurality of all the votes cast at the Special Meeting (assuming a quorum is present). Because the election of the four (4) nominees is not contested, it would be expected that each nominee will become a director as long as at least one (1) vote is cast for each nominee. The Board has fixed the close of business on [_________], 2017 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

     Proxies. If a proxy authorization (a “proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a proxy by telephone or over the internet), the shares of the Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted in favor of the Proposal. See “Manner of Voting” below.

     Quorum; Abstentions; Broker Non-Votes; Adjournments. One-half of the outstanding shares of the Fund entitled to vote on the Proposal as of the Record Date must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of the Proposal (i.e., the election of directors), abstentions and “broker non-votes”, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum at the Special Meeting. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as votes cast against the Proposal. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Special Meeting. Such broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is a “routine” matter and beneficial owners of shares in the Fund who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Proposal may be deemed an instruction to vote such shares in favor of the Proposal.

     If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal may be deemed to authorize a service provider to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

     If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

     If a shareholder vote is called and a quorum is not present at the Special Meeting, a majority of the shareholders present at such meeting may adjourn the Special Meeting for up to 120 days without further notice other than announcement at the Special Meeting. At any adjourned Special Meeting at which a quorum is present, any action may be taken that could have been taken at the Special Meeting originally called.

     Other Business; Shareholder Proposals. Under Maryland law, the only matters that may be acted on at the Special Meeting are those stated in the Notice of Special Meeting of Shareholders. Accordingly, other than procedural matters relating to the Proposal to elect the directors to the Board, no other business may properly come before the Special Meeting. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote such procedural matter in accordance with their discretion, unless the shareholder entitled to vote the shares has previously sent written instructions to the contrary.

Manner of Voting

     Fund shareholders may vote by appearing in person at the Special Meeting, or may authorize proxies by returning the enclosed proxy card or via telephone or the internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic proxy, by giving written notice of revocation to the Secretary of the Adviser, or by voting in person at the Special Meeting.

     By Mail. To authorize your proxies by mail, you should date and sign the proxy card included with this Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

     By Telephone. There are two convenient methods to authorize your proxy by telephone. If available for your account, a toll-free telephone number will be printed on your proxy card. Prior to calling, you should read this Proxy Statement and have your proxy card at hand. (Please note, however, that telephone authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

     First, you may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu.

     Second, a separate toll-free number is provided on the proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Proxy Statement, and the representative will not make recommendations on how to vote on the Proposal.

     A written confirmation of your telephone instructions will be mailed within [__] hours. You should immediately call [ ] toll free between [9:00 a.m. and 6:00 p.m.], Central Time, Monday through Friday if no confirmation is received or if your instructions have not been properly reflected.

     By Internet. To authorize your proxies over the internet, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session. (Please note, however, that internet authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

     Additional Information. Shareholders authorizing their proxies by telephone or over the internet need not return their proxy card by mail.

     A person submitting voting instructions by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing AST Fund Solutions, a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     The Fund believes that the procedures for authorizing the execution of a proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed proxy card promptly, even if you expect to be present in person at the Special Meeting, since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

[           ], 2017

Appendix A

FORM OF PROXY CARD FOR

NICHOLAS FUND, INC.

Proxy for a Special Meeting of Shareholders—[INSERT DATE]

YOUR VOTE IS VERY IMPORTANT!
PLEASE SIGN, DATE AND RETURN THIS
PROXY CARD IN THE
ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the
PHONE or the INTERNET .

It saves Money! Telephone and Internet
voting saves postage costs. Savings which
can help minimize fund expenses.

It saves Time! Telephone and Internet
voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at
hand.

2. Call toll-free [ ] or go to website: [
]

3. Enter the 14-digit number located in the
shaded box from your Proxy Card.

4. Follow the recorded or on-screen
directions.

5. Do not mail your Proxy Card when you
vote by phone or Internet.

Please detach at perforation before mailing.

PROXY

NICHOLAS FUND, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned shareholder of Nicholas Fund, Inc. (the “Fund”) hereby appoints [INSERT NAMES] and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned as of the close of business on [INSERT DATE], at a special meeting of shareholders (the “Special Meeting”) to be held at the offices of the Nicholas Corporation, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202 at [INSERT TIME] a.m. (Central time), on [INSERT DATE], and any and all adjournments and postponements thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated [ ], 2017 and hereby revokes any proxy previously given.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED, WILL BE CAST IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF DIRECTORS, AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE DISCRETION OF THE PROXIES.

BY SIGNING AND DATING THE REVERSE SIDE OF THIS CARD, YOU AUTHORIZE THE PROXIES TO CAST ALL VOTES YOU ARE ENTITLED TO CAST AT THE SPECIAL MEETING AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE FOR ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: [www.proxy-
direct.com]
VOTE VIA THE TELEPHONE: [	]

Note : Please sign exactly as name appears on the
records of the Fund and date. When shares are held by
joint tenants, both should sign. When signing as attorney
or as executor, administrator, trustee or guardian, please
give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.
If a partnership, please sign in partnership name by
authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!
PLEASE SIGN, DATE AND RETURN THIS
PROXY CARD IN THE
ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Nicholas Fund, Inc. Special Shareholder Meeting to Be Held on [INSERT DATE].

The Proxy Statement for this meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:¢

The Board of Directors of the Fund unanimously recommends that you vote “FOR” all of the nominees listed.

1	.	To elect the four (4) directors nominees to the Board of the Fund;	FOR	WITHHOLD
		and	ALL	ALL	FOR ALL EXCEPT
01. John A. Hauser
		02. Timothy P. Reiland	¨	¨	¨
03. Jay H. Robertson
04. David O. Nicholas

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL

EXCEPT” and write the nominee’s number(s) on the line provided below:

2	.	To consider and transact such other business as may properly be presented at the Special Meeting or any adjournments or
postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.